UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2004

__________________________________________

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15535 (Commission File Number)	13-3115216 (IRS Employer Identification No.)

711 Koehler Avenue, Suite 2, Ronkonkoma, New York 11779-7410 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (631) 981-9700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01 and 7.01 Other Events and Regulation FD Disclosure.

On November 17, 2004 Lakeland Industries, Inc. (“Lakeland”) issued a press release regarding Lakeland’s 10% Stock Dividend, and the election of A. John Kreft and Stephen M. Bachelder to the Board of Directors.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date November 17, 2004	LAKELAND INDUSTRIES, INC. /s/ Christopher J. Ryan Christopher J. Ryan President & CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Lakeland's Press Release regarding Lakeland's 10% Stock Dividend and strengthens the Board of Directors with the election of A. John Kreft and Stephen M. Bachelder to its Board.